Exhibit 10.1

PROMISSORY NOTE

May 3, 2005

FOR VALUE RECEIVED, Health Express Food, Inc., a Nevada corporation (“Maker”), hereby promises to pay to the order of Dynamic Marketing I, Inc. (successor by merger to Dynamic Marketing, Inc. with an address at 40 Western Industrial Drive, Cranston, RI 02921 (“Holder”), or to other such party or parties as the holder of this note (the “Note”) may from time to time designate, the principal amount of $330,992.67 with interest thereon as specified herein.

Section 1. Payment.

Principal and interest under this Note shall be paid in 23 monthly installments of $15,000 on or before the 15th day of each month commencing on or before June 15th, 2005 and a 24th payment of the full amount of the then unpaid portion of the principle under this Note together with all accumulated but unpaid interest due thereon plus all accumulated costs, fees and expenses due in accordance with the terms of this Note due on or before June 15th, 2007 (the “Maturity Date”).

Principal and interest shall be payable in lawful money of the United States of America at the address of the Holder, or at such other place as the Holder hereof shall designate in writing.

Subject to the other provisions of this Note, interest shall accrue on the outstanding principal balance at 8% per annum.

If any amount of principal and/or interest is not paid in full within 10 days after the same is due, Maker shall pay to Holder a late fee on such unpaid amount equal to 5% of such late payment.

Section 2. Prepayment.

Maker shall have the right to prepay this Note, in whole or in part from time to time, without premium or penalty.

Section 3. Default.

If any principal or interest payment is not made within 5 days after such payment is due hereunder, then in addition to all rights and remedies of Holder under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the entire amount of this Note shall become immediately due and payable and shall accrue interest thereon at the rate of 14% per annum, whereupon the then unpaid balance hereof shall forthwith become due and payable, plus the costs and expenses of collection hereof, including, but not limited to, court costs and reasonable attorneys’ fees.

In addition to the foregoing, any failure on the part of the Maker to pay any obligations due and owing to Holder accruing on or after the date hereof shall be deemed a Default under this Note, and in such event, Holder shall have the same default rights as if Maker were in default for failure to pay principal or interest.

All provisions of this Note and any other agreements between Maker and Holder are expressly subject to the condition that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Holder which is deemed interest under applicable law exceed the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”), which shall mean the law in effect on the date of this Note, except that if there is a change in such law which results in a higher Maximum Permitted Rate, then this Note shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provision of this Note or any document, instrument or agreement providing security for this Note results in the rate of interest charged hereunder being in excess of the Maximum Permitted Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If, notwithstanding the foregoing, Holder receives an amount which under applicable law would cause the interest rate hereunder to exceed the Maximum Permitted Rate, the portion thereof which would be excessive shall automatically be deemed a prepayment of and be applied to the unpaid principal balance of this Note.

Section 4. Waiver and Acknowledgement.

Maker (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Note, (iii) consents to any one or more extensions or postponements of time of payment or forbearance or other indulgence, without notice or consent, and (iv) waives any and all claims and defenses of any nature whatsoever with respect to any and all amounts or debts satisfied by this Note.

Section 5. Modification.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Maker and the Holder.

Section 6. Miscellaneous.

This Note shall be governed by and construed in accordance with the laws of the State of Rhode Island and shall be binding upon the successors and assigns of Maker and inure to the benefit of Holder and its heirs, successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. All references to the “Holder” shall apply to his respective successors and assigns.

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first above written.

MAKER

Health Express Food, Inc.

/s/ Jack E. Galardi
By:	Jack E. Galardi
Title:	President

SECURITY AGREEMENT

Dated as of May 23, 2005

The undersigned, Health Express Food, Inc., a Nevada corporation with a principal place of business at 713 E. Ogden, Suite B, Las Vegas, NV 89101 (“Debtor”), and Dynamic Marketing I, Inc. (successor by merger to Dynamic Marketing, Inc. a Rhode Island limited liability partnership with an office at 40 Western Industrial Drive, Cranston, RI 02921 (“Secured Party”) hereby agree as follows:

ARTICLE 1: GRANT OF SECURITY INTEREST

The Debtor hereby grants a security interest in and agrees and acknowledges that Secured Party has and will continue to have a security interest in all of the Debtor’s presently owned and hereafter acquired assets and personal property, including All fixtures and all tangible and intangible personal property of Debtor, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest, including, without limitation, (a) all equipment (including all machinery, tools, furniture), inventory and goods (each as defined in the Uniform Commercial Code); (b) all accounts, accounts receivable, other receivables, contract rights, chattel paper, and general intangibles (including, without limitation, trademarks, trademark registrations, trademark registration applications, goodwill, tradenames, trade secrets, patents, patent applications, licenses, permits, copyrights, copyright registrations, copyright registration applications, moral rights, any other proprietary rights, exclusionary rights or intellectual property, and any renewals and extensions associated with any of the foregoing, as each of the foregoing may be secured under the laws now or hereafter in force and effect in the United States of America or any other jurisdiction) of Debtor (each as defined in the Uniform Commercial Code); (c) all instruments, documents of title, policies and certificates of insurance, securities, bank deposits, deposit accounts, checking accounts and cash of Debtor; (d) all accessions, additions or improvements to, all replacements, substitutions and parts for, and all proceeds and products of, all of the foregoing and (e) all books, records and documents relating to all of the foregoing (the “Collateral”), to secure the payment of any and all indebtedness and liabilities whatsoever of the Debtor to the Secured Party, whether direct, indirect, absolute or contingent, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, including without limitation all indebtedness and liabilities evidenced by promissory notes, guaranties and checking account overdrafts and including without limitation the Note of even date herewith in the original principal amount of $329,728.12 (as amended, modified, supplemented, or restated from time to time, the “Note”). All obligations under the Note are collectively referred to herein as the “Obligations.”

ARTICLE 2: WARRANTIES AND COVENANTS

Debtor hereby warrants and covenants that:

2.1. No Filed Financing Statements

No financing statements covering any Collateral or any proceeds thereof are on file in any public office, and at the sole discretion of Secured Party, one or more (i) financing statements pursuant to the Uniform Commercial Code, (ii) title certificate lien application forms, and (iii) other documents necessary or advisable to perfect the security interests evidenced hereby, all in form satisfactory to Secured Party, may be executed and filed by Secured Party; and the Debtor shall take any action required by Secured Party in connection with the filing and recording of same and will pay the cost of filing the same or filing or recording this agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable.

2.2. Keeping Collateral Free of Encumbrances.

The Debtor will keep the Collateral free from any adverse lien, security interest or encumbrances except the Permitted Encumbrances. The Debtor will at all times keep accurate and complete records of Accounts, and Secured Party or any of its agents shall have the right to inspect Debtor’s books and records relating to said Accounts or to any other transactions to which such Debtor is a party and from which an Account might arise. The Secured Party may in its own name or in the names of others, upon an Event of Default, communicate with any Account debtor in order to verify with them, to Secured Party’s satisfaction, the existence, amount and terms of any Accounts. The Debtor shall immediately notify Secured Party of any event causing a material loss or depreciation in value of any Account the loss of which results in a material adverse effect to Debtor’s business and the amount of such loss or depreciation, except for write-offs in the ordinary course of business.

2.3. Delivery of Notes and other Securities, etc.

Upon the occurrence and continuance after applicable grace periods of an Event of Default, if the Debtor’s Accounts or other Collateral should be evidenced by promissory notes, trade acceptances or other instruments for the payment of money, securities, bonds, membership interests, or any other instruments evidencing Debtor’s ownership in an entity or entities, the Debtor will immediately deliver same to Secured Party, appropriately endorsed to Secured Party’s order and, regardless of the form of such endorsement, the Debtor hereby waive presentment, demand or notice of any kind with respect thereto.

2.4. Payment of Taxes.

The Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this agreement or upon any note or notes secured hereby provided that Debtor shall not be required to pay any such tax or assessment which is being contested in good faith.

2.5. Further Action and Documentation.

Upon the written request of the Secured Party, and at the sole joint and several expense of the Debtor, the Debtor will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, obtaining acknowledgments from any third party holding Collateral of the Debtor that such Collateral is being held for the benefit of the Secured Party, or the taking of other actions pursuant to which the Secured Party will obtain “control” of the Collateral within the meaning of Sections 9-104 through 9-107 of Article 9 of the Uniform Commercial Code.

ARTICLE 3: ADDITIONAL RIGHTS OF THE PARTIES

3.1. Debtor to Possess Collateral.

Until the occurrence of an Event of Default (defined below) the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

3.2. Secured Party as Attorney.

The Debtor hereby irrevocably designates and appoint the Secured Party their respective true and lawful attorney with full power of substitution to execute, deliver, and record in the name of the any Debtor all financing statements, continuation statements, title certificate lien applications and other documents deemed by the Secured Party to be necessary or advisable to perfect or better perfect, or to continue the perfection of the security interests granted hereunder.

3.3. Financing Statement Copies.

A carbon, photographic, or other reproduction of a security agreement or a financing statement is sufficient as a financing statement.

ARTICLE 4: EVENTS OF DEFAULT

The Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions (individually and collectively an “Event of Default”):

4.1. Default under Note.

Any material default under the payment terms or other terms of the Note referenced by this Agreement, or under any other agreement between the Debtor and the Secured Party.

ARTICLE 5: REMEDIES

5.1. Upon Event of Default.

If an Event of Default occurs:

5.1.1. Acceleration.

The Secured Party may declare all Obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

5.1.2. Rights Under the Uniform Commercial Code

The Secured Party may exercise and shall have any and all rights and remedies accorded it by the Uniform Commercial Code. The Secured Party may require the Debto to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The requirement of reasonable notice shall be met, if notice is mailed, postage prepaid, to the Debtor or other person entitled thereto at least 10 days (including non-business days) before the time of sale or disposition of the Collateral. The Debtor shall pay to the Secured Party on demand any and all out of pocket expenses, including reasonable legal expenses and attorney’s fees, incurred or paid by the Secured Party in protecting or enforcing any rights of the Secured Party hereunder, including its right to take possession of the Collateral, storing and disposing of the same or in collecting the proceeds thereof.

5.1.3. Notification of Account Debtor.

The Secured Party shall have the right to demand from the Debtor a list of all Accounts assigned hereunder and to notify any and all Account debtors to make payment thereof directly to the Secured Party. The Debtor hereby irrevocably designates and appoints the Secured Party its respective true and lawful attorney with full power of substitution in its own name or in the name of the Debtor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due and to become due on the Accounts and to endorse the name of the Debtor on all commercial paper given in payment or part-payment thereof and in its discretion to file any claim or take any other action which the Secured Party may deem necessary or appropriate to protect and preserve and realize upon the security interest of the Secured Party in the Accounts or the proceeds thereof. The Secured Party shall also have the right when in possession of any of Debtor’s premises to (a) open all mail addressed to Debtor; (b) change the Post Office box or mailing address of Debtor; and (c) use the Debtor’s stationery and billing forms or facsimiles thereof, for the purpose of collecting Accounts and realizing upon the Collateral.

5.2. Waiver of Preseizure Hearing.

The Debtor understands and agrees that the Secured Party may exercise its rights hereunder without affording the Debtor an opportunity for a preseizure hearing before the Secured Party, through judicial process or otherwise, takes possession of the Collateral upon the occurrence of an Event of Default, and the Debtor expressly waives its respective constitutional and other rights, if any, to such prior hearing.

5.3. Failure to Act Not a Waiver.

No delay in accelerating the maturity of any Obligation as aforesaid or in taking any other action with respect to any Event of Default or in exercising any rights with respect to the Collateral shall affect the rights of the Secured Party later to take such action with respect thereto, and no waiver as to one Event of Default shall affect rights as to any other default.

ARTICLE 6: MISCELLANEOUS

6.1. Debtor’s Consents and Waivers.

The Debtor irrevocably:

6.1.1. Consent to Venue.

agrees that any suit, action, or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of Rhode Island, or the courts of the United States located in the State of Rhode Island;

6.1.2. Consent to Jurisdiction.

consents to the jurisdiction of each such court in any such suit, action or proceeding; and

6.1.3. Wavier of Rights to Object to Venue and Trial by Jury by both Debtor and Secured Party

DEBTOR AND SECURED PARTY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY TO MAKE THE LOAN.

6.2. Severability.

In case any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.3. Successors and Assigns.

All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of the Debtor shall bind the successors or assigns of the Debtor. This agreement was executed and delivered in the State of Rhode Island and all the provisions hereof shall be construed by and administered in accordance with the local laws of the State of Rhode Island. The Debtor acknowledges receipt of a copy of this agreement.

Signatures appear on the following page

IN WITNESS WHEREOF, Debtor has executed this Security Agreement on the day and year first written above.

DEBTOR:

WITNESS:	Health Express Food, Inc.

By:	By:	/s/ Jack E. Galardi
Name:	Name:	Jack E. Galardi
	Title:	President

[Signature Page to Security Agreement]